LoCorr Investment Trust

December 8, 2014

On behalf of LoCorr Investment Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated December 1, 2014 to the Prospectus for LoCorr Spectrum Income Fund (the “Fund”) which was filed pursuant to Rule 497(e) on December 1, 2014.  The purpose of this filing is to submit the 497(e) filing dated December 1, 2014 in XBRL format for LoCorr Spectrum Income Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE